As filed with the Securities and Exchange Commission on November 2, 1998


                                             Registration Statement Nos. 2-89725
                                                                        811-3981
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 24                     |X|


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 25                             |X|
                        (CHECK APPROPRIATE BOX OR BOXES)


                             -----------------------

                           PRUDENTIAL WORLD FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                             -----------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)

                             -----------------------

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      It is proposed that this filing will become effective (check appropriate box):


            |_|   immediately upon filing pursuant to paragraph (b)


            |_|   on (date) pursuant to paragraph (b)


            |X|   60 days after filing pursuant to paragraph (a)(1)


            |_|   on (date) pursuant to paragraph (a)(1)

            |_|   75 days after filing pursuant to paragraph (a)(2)

            |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

            |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                            -----------------------

Title of Securities Being Registered.... Shares of Common Stock, $.01 Par Value.

================================================================================

         FUND TYPE:
         ----------------------------------------------------------------------
         Global stock


         INVESTMENT OBJECTIVE:
         ----------------------------------------------------------------------
         Long-term growth of capital









         Prudential World Fund, Inc.
              Global Series
              International Stock Series
         ----------------------------------------------------------------------
         PROSPECTUS: DECEMBER 30, 1998


         As with all mutual funds, filing this prospectus with the Securities and Exchange Commission does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise



                                                   [OBJECT OMITTED]

---------------------------------------------------------

          TABLE OF CONTENTS
---------------------------------------------------------
---------------------------------------------------------
        1      Introduction

        2      Risk/Return Summary
               Global Series:
        2      Investment Objective and Principal Strategies
        2      Principal Risks
        3      Evaluating Performance
        4      Shareholder Fees and Expenses
               International Stock Series:
        6      Investment Objective and Principal Strategies
        6      Principal Risks
        6      Evaluating Performance
        8      Shareholder Fees and Expenses

        10     How the Fund Invests
        10     Global Series: Investment Objective and Policies
        11     International Stock Series: Investment Objective and Policies
        12     Other Investments
        13     Derivative Strategies
        13     Additional Strategies
        14     Investment Risks

        16     How the Fund is Managed
        16     Manager
        16     Investment Adviser
        16     Portfolio Managers
        17     Distributor
        18     Year 2000

        19     Fund Distributions and Tax Issues
        19     Distributions
        20     Tax Issues
        21     If You Sell or Exchange Your Shares

        23     How to Buy, Sell and Exchange Shares of the Fund
        23     How to Buy Shares
        30     How to Sell Your Shares
        34     How to Exchange Your Shares

        36     Financial Highlights
               Global Series:
        37     Class A Shares
        38     Class B Shares
        39     Class C Shares
        40     Class Z Shares
               International Stock Series:
        41     Class A Shares
        42     Class B Shares
        43     Class C Shares
        44     Class Z Shares

        46     The Prudential Mutual Fund Family

                 For More Information (Back Cover)

INTRODUCTION

This prospectus provides information about the PRUDENTIAL WORLD FUND, INC. (the
Fund), which consists of two separate series--the GLOBAL SERIES and the INTERNATIONAL STOCK SERIES (each, a Series). While the two Series have some common attributes, each one has its own portfolio managers, investment objective and policies, performance information, financial highlights and risks. Therefore, some sections of this prospectus deal with each Series separately, while other sections address both Series at the same time.

     A key difference between the two Series is that the Global Series makes investments anywhere in the world--INCLUDING THE U.S.--while the International Stock Series usually invests anywhere in the world EXCEPT THE U.S.

     In sections that concern just the Global Series, "the Series" refers to the Global Series. In sections that concern just the International Stock Series, "the Series" refers to the International Stock Series.

RISK/RETURN SUMMARY

This section highlights key information about each Series. Additional information follows this summary.

GLOBAL  SERIES

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL, with income as a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the STOCK of MEDIUM-SIZED and LARGE U.S. and FOREIGN COMPANIES. We also invest in securities similar to common stock, like preferred stock. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Series invests primarily in stock--also known as equities--there is the risk that the value of a particular stock we own could go down. Generally, the stock of large and medium-sized companies is more stable than the stock of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of the EQUITY MARKETS as a whole could go down. Investing in FOREIGN SECURITIES presents additional risks, since foreign political, economic and legal systems may be less stable than in the U.S. and foreign stock markets could decline. The changing value of FOREIGN CURRENCIES could also affect the value of the assets we hold.

     There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about risk, see "Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart and table show the Series' performance over the past 10 years and demonstrate how returns can change from year to year. Past performance does not mean that the Series will achieve similar results in the future.

Annual Returns (Class B shares)(1)





                                            [Bar Chart Here]





Best Quarter: 14.65% (4th quarter of 1993) Worst Quarter: -14.84% (3rd quarter of 1990)

-----


(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Class B shares from _____ to_____ was __%.

AVERAGE ANNUAL RETURNS (AS OF 12-31-97)(1)

                       1 YEAR    5 YEARS      10 YEARS         SINCE INCEPTION
                       ------    -------      --------         ---------------

Class A shares            %          %             %          %  (since 1-22-90)
Class B shares            %          %             %          %  (since 5-16-84)
Class C shares            %          %             %          %  (since 8-1-94)
Class Z shares            %          %             %          %  (since 3-1-96)
MSCI World(2)             %          %             %          n/a
Lipper Average(3)         %          %             %          n/a

----------

(1)  The Series' returns are after deduction of sales charges and expenses.

(2) The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australasia, and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI World Index Since Inception returns are _% for Class A, _% for Class B, _% for Class C and _% for Class Z shares.

(3) The Lipper Average is based on the average return of all mutual funds in the Global Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper Since Inception returns are _% for Class A, for Class B, _% for Class C and _% for Class Z shares.

RISK/RETURN SUMMARY

SHAREHOLDER FEES AND EXPENSES

This table shows the sales charges, fees and expenses for each share class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (paid directly from your investment)

                             Class A        Class B        Class C      Class Z
                             -------        -------        -------      -------

Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)              5%             None           1%           None

Maximum deferred
sales charge (load)
(as a percentage of
the lower of original
purchase price or
sale proceeds)               None            5%(2)         1%(3)        None

Maximum sales charge
(load) imposed on
reinvested dividends
and other
distributions                None           None           None         None

Redemption fees              None           None           None         None

Exchange fee                 None           None           None         None

Maximum account fee          None           None           None         None


ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

                             Class A        Class B        Class C      Class Z
                             -------        -------        -------      -------
Management fees               ___%          ___%           ___%         ___%

+ Distribution
(12b-1) and service
fees                          .30%(4)       1.00%          1.00%        None

+ Other expenses              ___%          ___%           ___%         ___%

= Total annual Fund
operating expenses            ___%          ___%           ___%         ___%

----------

(1) The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


(4) The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Fund operating expenses are __%.

RISK/RETURN SUMMARY

FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes.

        The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 yr          3 yrs          5 yrs         10 yrs
                      ----          -----          -----         ------

Class A shares       $____          $____         $____          $____

Class B shares       $____          $____         $____          $____

Class C shares       $____          $____         $____          $____

Class Z shares       $____          $____         $____          $____

You would pay the following expenses on the same investment if you did not sell your shares:

                      1 yr          3 yrs          5 yrs         10 yrs
                      ----          -----          -----         ------

Class A shares        $____         $____          $____         $____

Class B shares        $____         $____          $____         $____

Class C shares        $____         $____          $____         $____

Class Z shares        $____         $____          $____         $____

RISK/RETURN SUMMARY

INTERNATIONAL STOCK SERIES

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL, with income as a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the STOCK of FOREIGN COMPANIES. We also invest in securities similar to common stock, like preferred stock. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Since the Series invests primarily in stock, there is the risk that the value of a particular stock we own could go down. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold.

     There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more information about risk, see "Investment Risks."

     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the International Stock Series performs. The following bar chart and table show the Series' performance over the past 5 years and demonstrate how returns can change from year to year. Past performance does not mean that the Series will achieve similar results in the future.

RISK/RETURN SUMMARY

Annual Returns (Class Z shares)(1)




                                            [ Bar Chart Here]





Best Quarter: 13.83% (4th quarter of 1993) Worst Quarter: -8.58% (4th quarter of 1997)

-----


(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. The total return of the Class Z shares from _____ to _____ was __%.


AVERAGE ANNUAL RETURNS (AS OF 12-31-97)(1)


                    1 YEAR     5 YEARS        10 YEARS     SINCE INCEPTION
                    ------     -------        --------     ---------------

Class A shares          %            %           %           % (since 9-23-96)
Class B shares          %            %           %           % (since 9-23-96)
Class C shares          %            %           %           % (since 9-23-96)
Class Z shares          %            %           %           % (since 11-5-92)
MSCI EAFE(2)            %            %           %           n/a
Lipper Average(3)       %            %           %           n/a

----------

(1)  The Series' returns are after deduction of sales charges and expenses.

(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI EAFE(R) Index Since Inception returns are _% for Class A, _% for Class B, _% for Class C and _% for Class Z shares.

(3) The Lipper Average is based on the average return of all mutual funds in the International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper Since Inception returns are _% for Class A, for Class B, _% for Class C and _% for Class Z shares.

RISK/RETURN SUMMARY

SHAREHOLDER FEES AND EXPENSES

This table shows the sales charges, fees and expenses for each share class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (paid directly from your investment)


                            Class A       Class B         Class C       Class Z
                            -------       -------         -------       -------

Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)             5%            None            1%            None

Maximum deferred
sales charge (load)
(as a percentage of
the lower of original
purchase price or
sale proceeds)              None           5%(2)          1%(3)         None

Maximum sales charge
(load) imposed on
reinvested dividends
and other
distributions               None          None            None          None

Redemption fees             None          None            None          None

Exchange fee                None          None            None          None

Maximum account fee         None          None            None          None


ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

                            Class A       Class B         Class C       Class Z
                            -------       -------         -------       -------

Management fees             ___%          ___%            ___%          ___%
+ Distribution
  (12b-1) and service
  fees                      .30%(4)       1.00%           1.00%         None


+ Other expenses            ___%          ___%            ___%          ___%
= Total annual Fund
  operating expenses        ___%          ___%            ___%          ___%

----------

(1) The maximum sales charges permitted by the National Association of Securities Dealers, Inc. may not exceed 6.25% of total gross sales per class. Because of 12b-1 fees, long-term shareholders may pay more than 6.25% of their investment in shares of the Fund. Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


(4) The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This voluntary reduction may be terminated at any time without notice. With this reduction, Total annual Fund operating expenses are __%.

RISK/RETURN SUMMARY

FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes.

     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 yr          3 yrs         5 yrs         10 yrs
                      ------        -----         -----         ------
Class A shares        $____         $____         $____         $____
Class B shares        $____         $____         $____         $____
Class C shares        $____         $____         $____         $____
Class Z shares        $____         $____         $____         $____

You would pay the following expenses on the same investment if you did not sell your shares:

                      1 yr          3 yrs         5 yrs         10 yrs
                      ------        -----         -----         ------
Class A shares        $____         $____         $____         $____
Class B shares        $____         $____         $____         $____
Class C shares        $____         $____         $____         $____
Class Z shares        $____         $____         $____         $____

HOW THE FUND INVESTS

GLOBAL SERIES: INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to seek LONG-TERM GROWTH OF capital, with income as a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the STOCK of U.S. AND FOREIGN COMPANIES, although we may also invest in securities similar to common stock, like preferred stock. While we make every effort to achieve our objective, we can't guarantee success.

        _________________________(side  bar)_________________________________

--------------------------------------------------------------------------------

        WE LOOK FOR GROWTH OPPORTUNITIES

        In deciding which stock to buy, we use a growth investment style. That is, we look for companies that we believe are undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management and financial strength. We consider selling a stock when the conditions for growth are no longer present or begin to change, the price of the stock reaches the level we expected, or when the stock falls short of our expectations.

--------------------------------------------------------------------------------

        While the Series may invest in companies of any size, in the past we have invested primarily in medium-sized and large companies, which means companies with a MARKET CAPITALIZATION of $1 billion or more (market capitalization is the price per share times the number of outstanding shares). Geographically, we intend to have investments in at least four developed countries, including the U.S. We may invest in stock markets and countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).

        From time to time we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may invest all of our assets in U.S. equities. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Series. To obtain a copy, see the back cover page of this prospectus.

        Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

HOW THE FUND INVESTS

INTERNATIONAL STOCK SERIES: INVESTMENT OBJECTIVE
AND POLICIES

The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL with income as a secondary objective. This means we seek investments--primarily the STOCK of FOREIGN COMPANIES--that will increase in value over a period of years. We also invest in securities similar to common stock, like preferred stock. While we make every effort to achieve our objective, we can't guarantee success.

            _________________________(side bar)_________________________________

--------------------------------------------------------------------------------

            WE'RE VALUE INVESTORS

            We look primarily for stock that is undervalued. This means that the price of a stock--in our view--is lower than it really should be, given the company's financial and business outlook. The idea is to find undervalued stock before the rest of the market and buy it before the price goes up. We consider selling a stock after it has increased in value to the point where we believe the price is no longer a good value or we believe the stock cannot maintain its current price.

--------------------------------------------------------------------------------

        In deciding whether to buy a particular stock, we look at a number of factors, including the company's sales, earnings, book value, cash flow and overall ability to grow and profit. We take a bottom-up stock selection approach, rather than allocating by country or sector. Typically, we focus on companies that have been operating for at least three years.

        Under normal conditions, we intend to invest at least 65% of our total assets in the stock of companies in at least three foreign countries, with no more than 25% of our net assets in any one country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally NOT THE U.S. However, under unusual market conditions, we may invest up to 100% of the Series' total assets in the stock and other equity-related securities of U.S. companies.

        Our investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental. For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains more information about the Series. To obtain a copy, see the back cover page of this prospectus.

HOW THE FUND INVESTS

OTHER INVESTMENTS

While both Series invest primarily in stock, they may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.

EQUITY-RELATED SECURITIES

These include preferred stock or securities that may be converted to or exchanged for common stock--known as CONVERTIBLE SECURITIES--like rights and warrants. Each Series may also invest in American Depositary Receipts (ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as FIXED-INCOME securities because they pay a fixed rate of interest. Typically, fixed-income securities don't increase in value as stock may, but their fixed rate of interest usually provides a dependable rate of return. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. Each Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

         If we believe it is necessary, we may temporarily invest 100% of each Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Series' assets when global or international markets are unstable.

         Generally, each Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P"), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, each Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the International Stock Series may invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds. For more information

HOW THE FUND INVESTS

about bonds and bond ratings, see the SAI, "Appendix, Description of S&P, Moody's, and Duff & Phelps Ratings."

DERIVATIVE STRATEGIES

We may use a number of alternative investment strategies--including derivatives--to try to improve both Series' returns or protect their assets, although we cannot guarantee these strategies will work. Derivatives--such as futures, options, forward foreign currency exchange contracts and options on futures--involve costs and can be volatile. The Global Series may also use stock index futures. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, consistent with a Series' overall investment objective. Any derivatives we may use may not match a Series' underlying holdings. For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

Each Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.

         Each Series also follows certain policies when it: BORROWS MONEY (each Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (each Series can lend up to 30% of the value of its total assets, including collateral received in the transaction); and holds ILLIQUID SECURITIES (each Series may hold up to 15% of its net assets in illiquid securities, including restricted securities, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

HOW THE FUND INVESTS

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal investments each Series may make.

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------
INVESTMENT TYPE   RISKS                            POTENTIAL REWARDS
% OF SERIES'
TOTAL ASSETS
----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

FOREIGN            o Foreign markets, economies     o Changing value of foreign
SECURITIES           and political systems may not    currencies
                     be as stable as in the U.S.
Global Series:                                      o Investors can participate
Percentage         o May be less public               in the growth of foreign
varies, up to        information about foreign        markets and companies
65% in one           companies                        operating in those markets
country
                   o Currency risk - changing
International        values of foreign
Stock Series:        currencies
At least 65%;
up to 100%         o Foreign laws and accounting
                     standards may not be as
                     strict as they are in the
                     U.S.

                   o May be less liquid than
                     U.S. stocks or bonds

                   o Year 2000 conversion may
                     not be successful

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

STOCK AND          o Individual stocks could lose   o Historically, stocks have
CONVERTIBLE          value                            outperformed other
SECURITIES OF                                         investments over the long
U.S. COMPANIES     o The equity markets could go      term
                     down
                                                    o Generally, economic growth
                                                      means higher corporate
Global Series:     o Companies that pay dividends     profits, which leads to an
Up to 65%            may not do so if they don't      increase in stock prices,
                     have profits or adequate cash    known as capital
                     flow                             appreciation

International      o Charges in economic or         o May be one source of
Stock Series:         political conditions, both       dividend income
Usually 0%           domestic and international

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

INVESTMENT         o Credit risk--the risk          o Regular interest income
GRADE BONDS          that the borrower can't
                     pay back the money
Both Series:         borrowed or make               o Generally more secure than
Up to 35%            interest payments                stock since companies
                                                      must pay their debts
                                                      before they pay dividends
                   o Market risk--the risk
                     that bonds or other debt
                     instruments may lose
                     value in the market
                     because interest rates
                     change or there is a
                     lack of confidence in
                     the borrower

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------
DERIVATIVES       o  Generally involves trying     o May be a good way to manage
                     to predict whether              the risk/return balance by
Both Series:         the underlying security,        locking in the value of an
Percentage           market index, currency          investment ahead of time
varies               or interest rate will
                     increase or decrease at
                     some future date

                  o  If the investment adviser
                     predicts wrong, the Series
                     can lose money.

                  o  Using derivatives costs
                     money

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------
ILLIQUID          o  May be difficult to            o May offer a more
SECURITIES           value and sell                   attractive yield or
                                                      potential for growth
Up to 15% of      o  Could result in losses           than more liquid
net assets                                            securities

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

----------------- -------------------------------- ----------------------------
----------------- -------------------------------- ----------------------------

HOW THE FUND IS MANAGED

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

         Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, Global Series and International Stock Series paid PIFM management fees of __% and __% of their respective average net assets.

         As of November 30, 1998, PIFM served as the Manager to all __ of the Prudential Mutual Funds, and as Manager or administrator to __ closed-end investment companies, with aggregate assets of approximately $__ billion.

INVESTMENT ADVISER

The Prudential Investment Corporation (PIC), known as Prudential Investments, is the Global Series' investment adviser (the subadviser). Its address is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102. Mercator Asset Management, L.P. is the International Stock Series' investment adviser (also referred to as a subadviser). Its address is 2400 East Commercial Blvd, Suite 810, Fort Lauderdale, Florida 33308. PIFM is responsible for all investment advisory services, supervises the subadvisers and reimburses each of them for its reasonable costs and expenses.

PORTFOLIO MANAGERS
GLOBAL SERIES

The Global Series is co-managed by DANIEL J. DUANE, CFA; INGRID HOLM, CFA and MICHELLE PICKER, CFA.

         Dan Duane is a Managing Director of Prudential Investments and has managed the Global Series since 1991. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Analyst (CFA) designation.

         Ingrid Holm is a Vice President of Prudential Investments who joined Prudential in 1987. She has co-managed the Global Series since October 1997. Ingrid earned a B.S. from University of Pennsylvania's Wharton School of Business and an M.B.A. from Columbia University. She was also awarded the Chartered Financial Analyst designation.

HOW THE FUND IS MANAGED

         Michelle Picker is a Vice President of Prudential Investments who joined Prudential in 1992. She has co-managed the Global Series since October 1997. Michelle earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She was also awarded the Chartered Financial Analyst designation.

         Dan, Ingrid and Michelle are growth-oriented global equity investors. Their primary focus is on individual stock selection.

INTERNATIONAL STOCK SERIES

Mercator Asset Management, L.P. is the subadviser for the International Stock Series. PETER F. SPANO, CFA, is a founder of Mercator, which started in 1984. He has managed the International Stock Series since its inception in November 1992. Peter earned a B.B.A. from St. John's University and an M.B.A. from Baruch College, City University of New York. He has also been awarded the Chartered Financial Analyst designation.

         Peter, along with his partners at Mercator, are value investors who seek undervalued stocks with good prospects for earnings growth momentum. They focus on a bottom-up stock selection, rather than a country or sector allocation. Mercator uses a global research network to generate investment ideas.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares, and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Shareholder Fees and Expenses" tables.

YEAR 2000

Many computer systems used today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and account services. Although we cannot guarantee that this will not be a problem, the Fund's service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the year 2000.

         In addition, issuers of securities may also encounter year 2000 compliance problems. If these problems are significant and are not corrected, securities markets could go down or issuers could have poor performance. If the Fund owns these securities, then it is possible that the Fund could lose money.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.

         Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

         The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders, typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

        The Fund also distributes CAPITAL GAINS to shareholders--typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and later sold the shares for a total of $1,500, the Fund has capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--the longer a security is held before it is sold, the lower the capital gains tax rate, up to a point.

         For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

FUND DISTRIBUTIONS AND TAX ISSUES

TAX ISSUES

FORM 1099

During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

         Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you as a shareholder of record. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

FUND DISTRIBUTIONS AND TAX ISSUES

RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts--available to certain taxpayers beginning in 1998--contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your broker or a Prudential professional for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

         EXCHANGING your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

         Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the sale of the Fund shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within certain time periods (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a low front-end sales charge and low CDSC, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     o    The amount of your investment

     o The length of time you expect to hold the shares and the impact of the varying distribution fees.

     o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC.

     o    Whether you qualify for any reduction or waiver of sales charges

     o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     o    Whether you qualify to purchase Class Z shares

          HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND


SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                        Class A                   Class B              Class C            Class Z
                        -------                   -------              -------            -------
Minimum
  purchase amount (1)   $1,000                    $1,000               $2,500             None

Minimum amount
  for subsequent
  purchases(1)          $100                      $100                 $100               None

Maximum initial         5% of the public          None                 1% of the          None
  sales charge          offering price                                 public
                                                                       offering
                                                                       price


Contingent
  Deferred Sales        None                      If sold during:      1% on sales        None
Charge (CDSC)(2)                                  Year 1   5%          made within
                                                  Year 2   4%          18 months
                                                  Year 3   3%          of purchase(2)
                                                  Year 4   2%
                                                  Year 5/6 1%
                                                  Year 7   0%

Annual                  .30 of 1% (.25 of         1%                   1%                 None
  distribution          1% currently)
  (12b-1) and
  service fees
  (shown as a
  percentage of
  average net
  assets)3

----------

(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts forminors. The minimum initial and subsequent investment for purchases made through the Automatic
     Investment Plan is $50. For more information, see "Additional Shareholder
     Services-Automatic Investment Plan."

(2)  For more information about the CDSC and how it is calculated, see
     "Contingent Deferred Sales Charges (CDSC)." Class C shares bought before
     November 2, 1998 have a 1% CDSC if sold within one year.

(3) These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

Sales charge as %         Sales charge as %     Dealer
Amount of purchase        of offering price     of amount invested   reallowance
--------------------------------------------------------------------------------
Less than $25,000         5.00%                 5.26%                4.75%
$25,000 to $49,999        4.50%                 4.71%                4.25%
$50,000 to $99,999        4.00%                 4.17%                3.75%
$100,000 to $249,999      3.25%                 3.36%                3.00%
$250,000 to $499,999      2.50%                 2.56%                2.40%
$500,000 to $999,999      2.00%                 2.04%                1.90%
$1 million and above(1)   None                  None                 None

----------


(1) If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

To satisfy the purchase amounts above, you can:


o  invest with a group of investors who are related to you


o buy the Class A shares of two or more Prudential Mutual Funds at the same time;

o use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or

o sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Fund and other
   Prudential Mutual Funds within 13 months.

     For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares Reduction and Waiver of Initial Sales Charges - Class A Shares."

Benefit Plans. Pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code--which we call BENEFIT PLANS--can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

     [Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charges. For more information, see the SAI or contact your Prudential professional. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services;

o Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name; or

o Retirement programs where Prudential provides no administrative services.]

Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of sales charges, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

[Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. Such purchases must be made within 60 days of redemption. If you are entitled to the waiver, you must notify the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.]

QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Fund can be purchased by any of the following:

o Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

o Participants in any fee-based program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

o Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996 were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

o The Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities

o Current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund)

o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

o   Prudential and its affiliates with an investment of $10 million or more

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers, and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-Conversion Feature-Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV --is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

                                    (Page Break)

--------------------------------------------------------------------------------

     MUTUAL FUND SHARES

     The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

     For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to price mutual funds daily.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ  08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your broker or a Prudential professional. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your broker or a Prudential professional will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Fund--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay your sale until your check clears, which can take up to ten days. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES

     There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. If you invest by check, we will only process your redemptions after your check clears. This can take up to 10 calendar days. You can avoid delay if you purchase shares by wire, certified check or cashier's check. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


     If you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

     If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

o Amounts representing shares you purchased with reinvested dividends and distributions

o Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years (five years for Class B shares purchased before January 22, 1990)

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

o Amounts representing shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to the value of your oldest shares first. To value these shares, we will use the original purchase price or the current value, whichever is less.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC of 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998)--is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account

o   On certain sales from a Systematic Withdrawal Plan

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

     For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Share--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

     The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan if Prudential also provides administrative or recordkeeping services.

REDEMPTION IN KIND

     If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares-Sale of Shares."

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     [If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis, if you notify the Transfer Agent that you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.]

FREQUENT TRADING


You should not use the Fund for frequent trading in response to short-term changes in the market. Doing this makes it harder for us to efficiently manage the Fund, and it also increases transaction costs. If we believe you are engaged in this kind of trading, we reserve the right to refuse any of your purchase orders or exchanges. The Fund will reject all exchanges and purchases from any person or group that follows a market timing strategy unless we have an agreement to abide by certain procedures, including a daily dollar limit on trading.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

FINANCIAL HIGHLIGHTS

GLOBAL SERIES: CLASS A SHARES


The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.


Class A Shares  (fiscal years ended 10-31-98)

Per Share Operating Performance            1998      1997      1996    1995(1)   1994(1)
                                          -----     ------    ------   -------   ------
Net asset value, beginning of period      $____     $16.62    $15.52   $14.89    $13.17

Income from investment operations:
Net investment income (loss)              _____       (.01)       --      .01      (.04)
Net realized and unrealized gain (loss)
  on investment transactions              _____       1.96      1.83      .81      1.76
Total from investment operations          _____       1.95      1.83      .82      1.72

--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income      _____       _____     _____  _____      _____
Distributions in excess of
  net investment income                   _____       (.05)     _____  _____      _____
Distributions paid to shareholders from
  net realized gains on investment
  and foreign currency transactions       _____      (1.25)     (.73)   (.19)     _____
Total distributions                       (    )     (1.30)     (.73)   (.19)     _____
Net asset value, end of period           $_____     $17.27    $16.62   $15.52    $14.89
Total return(2)                           _____%     12.42%    12.33%   5.74%     13.06%



RATIOS/SUPPLEMENTAL DATA                  1998        1997      1996     1995      1994
---------------------------------------------------------------------------------------

Net assets, end of period (000)          $_____   $158,080  $234,700 $222,002   $73,815

Average net assets (000)                 $_____   $265,380  $222,948 $174,316   $58,455
Ratios to average net assets:
Expenses, including, distribution, fees   _____%      1.39%     1.45%    1.51%     1.55%
Expenses, excluding distribution fees     _____%      1.14%     1.20%    1.26%     1.30%
Net investment income (loss)              _____%      0.01%   (0.04)%     .10%   (0.29)%
Portfolio turnover                        _____%        64%       52%      50%       49%


--------------------------------------------------------------------------------

(1)  Based on average shares outstanding, by class.

(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.


FINANCIAL HIGHLIGHTS

GLOBAL SERIES: CLASS B SHARES


The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.


Class B Shares (fiscal years ended 10-31-98)


Per Share Operating Performance            1998       1997      1996     1995(1)   1994(1)
                                           ----       ----      ----     ----      ----
Net asset value, beginning of period     $_____     $15.96    $15.03   $14.53    $12.94
Income from investment operations:
Net investment income (loss)              _____       (.12)     (.08)    (.11)     (.13)
Net realized and unrealized gain (loss)
 on investment transactions.              _____       1.88      1.74      .80      1.72
Total from investment operations          _____       1.76      1.66      .69      1.59

--------------------------------------------------------------------------------

Less distributions:

Dividends from net investment income      _____      _____     _____    _____     _____

Distributions in excess of
  net investment income                   _____      (.05)     _____    _____     _____

Distributions paid to shareholders from
  net ealized gains on investment and
  foreign currency transactions           _____      (1.25)     (.73)    (.19)    _____

Total distributions                       (    )     (1.30)     (.73)    (.19)    _____

Net asset value, end of period           $_____     $16.42    $15.96   $15.03    $14.53

Total return(2)                           _____%     11.70%    11.57%    4.98%    12.29%
                                          _____

RATIOS/SUPPLEMENTAL DATA                   1998       1997      1996     1995     1994
---------------------------------------------------------------------------------------

Net assets, end of period (000)          $_____   $335,007  $326,978 $268,498  $410,520

Average net assets (000)                 $_____   $350,518  $294,230 $287,656  $345,771

Ratios to average net assets:
Expenses, including distribution fees     _____%      2.07%     2.12%   2.19%     2.24%

Expenses, excluding distribution fees     _____%      1.14%     1.20%    1.27%     1.31%

Net investment income (loss)              _____%     (.68)%     (.67)%   (.84)%    (.97)%

Portfolio turnover                        _____%        64%       52%      50%       49%


--------------------------------------------------------------------------------

(1)  Based on average shares outstanding, by class.

(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

FINANCIAL HIGHLIGHTS

GLOBAL SERIES: CLASS C SHARES
The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors, whose reports were unqualified.


Class C Shares  (fiscal years ended 10-31-98)


Per Share Operating Performance          1998    1997    1996  1995(2) 1994(1,2)


Net asset value, beginning of period     $       $15.96   $15.03  $14.53  $12.94
                                          ----
Income from investment operations:
Net investment income (loss)                      (.11)    (.05)   (.11)   (.03)
                                          ----
Net realized and unrealized gain (loss)           1.86    1.71     .80     1.62
on investment transactions.               ----

Total from investment operations                  1.75    1.66     .69     1.59
                                          ----
--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --      --      --      --      --
Distributions in excess of                  --    (.05)     --      --      --
     net investment income
Distributions paid to shareholders from     --    (1.25)  (.73)   (.19)     --
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (    )   (1.30)  (.73)   (.19)     --
                                          ----

Net asset value, end of period           $       $16.41  $15.96  $15.03  $14.53
                                          ----
Total return(3)                               %   11.63%  11.57%   4.98%  3.56%
                                          ----

RATIOS/SUPPLEMENTAL DATA             1998    1997      1996      1995     1994
--------------------------------------------------------------------------------


Net assets, end of period (000)      $     $10,244   $7,693      $3,733   $1,205
                                      ---
Average net assets (000)             $     $9,093    $5,516      $2,284   $630
                                      ---
Ratios to average net assets:
Expenses, including distribution fees    %  2.14%     2.20%     2.25%   2.63%(4)
                                      ---
Expenses, excluding distribution fees    %  1.14%     1.20%     1.25%   1.63%(4)
                                      ---
Net investment income (loss)             % (.75)%     (.72)%   (.76)% (1.21)%(4)
                                      ---
Portfolio turnover                       %   64%        52%      50%      49%(4)
                                      ---



--------------------------------------------------------------------------------

(1) Information shown is for period 8-1-94 (when Class C shares were first offered) through 10-31-94.
(2)  Based on average shares outstanding, by class.
(3) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
(4)  Annualized

FINANCIAL HIGHLIGHTS


GLOBAL SERIES: CLASS Z SHARES
The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the two years ended for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

Class Z Shares  (fiscal years ended 10-31-98)


Per Share Operating Performance          1998      1997     1996(1)


Net asset value, beginning of period     $         $16.65   $15.42
                                          ----
Income from investment operations:
Net investment income (loss)                        .04      .06
                                          ----
Net realized and unrealized gain (loss)             1.96     1.18
                                          ----
on investment transactions.
Total from investment operations                    2.00     1.24
                                          ----
--------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --        --       --
Distributions in excess of                  --       (.05)      --
     net investment income
Distributions paid to shareholders from     --      (1.25)    (.01)
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (    )     (1.30)    (.01)
                                          ----

Net asset value, end of period           $         $17.35   $16.65
                                          ----
Total return(4)                               %     12.72%   12.307%
                                          ----


RATIOS/SUPPLEMENTAL DATA                  1998     1997     1996
-----------------------------------------------------------------

Net assets, end of period (000)          $         $44,412  $40,416
                                          ---
Average net assets (000)                 $         $46,545  $26,452
                                          ---
Ratios to average net assets:
Expenses, including distribution fees        %       1.14%     1.20%(3)
                                          ---
Expenses, excluding distribution fees        %       1.14%     1.20%(3)
                                          ---
Net investment income (loss)                 %        .27%      .55%(3)
                                          ---
Portfolio turnover                           %         64%       52%
                                          ---

--------------------------------------------------------------------------------
(1) Information shown is for period 3-1-96 (when Class Z shares were first offered) through 10-31-96.
(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
(3)  Annualized

INTERNATIONAL STOCK SERIES: CLASS A SHARES
The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.


Class A Shares  (fiscal years ended 10-31-98)

Per Share Operating Performance           1998(1) 1997(1)   1996(2)  1996(3)

Net asset value, beginning of period     $____   $16.59   $16.48   $16.54
Income from investment operations:
Net investment income (loss)              ____     .24     (.01)   _____

Net realized and unrealized gain (loss)
  on investment transactions.             ____     1.85     .12      (.06)

Total from investment operations          ____     2.09     .11      (.06)

--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --    (.24)     --      --
Distributions paid to shareholders from     --    (.20)     --      --
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (____)   (44)     ____     ____


Net asset value, end of period           $____   $18.24   $16.59    $16.48
Total return(4)                           ____%   11.63%   11.57%    4.98%




RATIOS/SUPPLEMENTAL DATA                 1998    1997      1996     1996
-------------------------------------------------------------------------------

Net assets, end of period (000)          $___    $36,184   $5,1695  $199 (5)
Average net assets (000)                 $___    $18,779   $2,7935  $199 (5)
Ratios to average net assets:
Expenses, including distribution fees     ___%    1.75%     2.05%   2.46% (6)
Expenses, excluding distribution fees     ___%    1.50%     1.80%   2.21% (6)
Net investment income (loss)              ___%    1.40%    (1.03)%   .75  (6)
Portfolio turnover                        ___%     9%        4%      15%

--------------------------------------------------------------------------------
(1) Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.
(2)  Information shown is for period 10-1-96 through 10-31-96.
(3) Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September
     30. International Stock Series has a fiscal year of October 31.
(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
(5)  Figures are actual and are not rounded to the nearest thousand.
(6)  Annualized

INTERNATIONAL STOCK SERIES: CLASS B SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.


Class B Shares  (fiscal years ended 10-31-98)
Per Share Operating Performance          1998      1997(1)     1996(2)   1996(3)
Net asset value, beginning of period     $____     $16.57      $16.47    $16.54
Income from investment operations:
Net investment income (loss)              ____      .12       (.02)       ____
Net realized and unrealized gain (loss)   ____      1.84       .12        (.07)
on investment transactions.
Total from investment operations          ____      1.96       .10        (.07)
--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --      (.20)       --        --
Distributions paid to shareholders from     --      (.20)       --        --
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (____)     (40)     ____         ____


Net asset value, end of period           $____     $18.13     $16.57     $16.47
Total return(4)                           ____%     12.04%     .61%       (.42)%


RATIOS/SUPPLEMENTAL DATA                 1998    1997      1996     1996
---------------------------------------------------------------------------

Net assets, end of period (000)          $___    $87,155   $1,9225  $199 (5)
Average net assets (000)                 $___    $47,584   $3135    $199 (5)
Ratios to average net assets:
Expenses, including distribution fees     ___%    2.50%     2.80%   3.21% (6)
Expenses, excluding distribution fees     ___%    1.50%     1.80%   2.21% (6)
Net investment income (loss)              ___%    .65%     (1.78)%    0%  (6)
Portfolio turnover                        ___%     9%        4%      15%

--------------------------------------------------------------------------------

(1) Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.
(2)  Information shown is for period 10-1-96 through 10-31-96.
(3) Information shown is for the period 9-23-96 (when Class B shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September
     30. International Stock Series has a fiscal year of October 31.
(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
(5)  Figures are actual and are not rounded to the nearest thousand.
(6)  Annualized

INTERNATIONAL STOCK SERIES: CLASS C SHARES
The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.





Class C Shares  (fiscal years ended 10-31-98)

Per Share Operating Performance          1998      1997(1)     1996(2)   1996(3)

Net asset value, beginning of period     $____     $16.57      $16.47    $16.54
Income from investment operations:
Net investment income (loss)              ____      .12       (.02)       ____
Net realized and unrealized gain (loss)   ____      1.84       .12        (.07)
on investment transactions.
Total from investment operations          ____      1.96       .10        (.07)
--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --      (.20)       --        --
Distributions paid to shareholders from     --      (.20)       --        --
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (____)     (40)     ____         ____


Net asset value, end of period           $____     $18.13     $16.57     $16.47
Total return(4)                           ____%     12.04%     .61%       (.42)%



RATIOS/SUPPLEMENTAL DATA                 1998    1997      1996     1996
---------------------------------------------------------------------------

Net assets, end of period (000)          $___    $12,354   $2005   $199 (5)
Average net assets (000)                 $___    $ 7,473   $2025   $199 (5)
Ratios to average net assets:
Expenses, including distribution fees     ___%    2.50%     2.80%   3.21% (6)
Expenses, excluding distribution fees     ___%    1.50%     1.80%   2.21% (6)
Net investment income (loss)              ___%    .65%     (1.78)%    0%  (6)
Portfolio turnover                        ___%     9%        4%      15%

--------------------------------------------------------------------------------

(1) Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.
(2)  Information shown is for period 10-1-96 through 10-31-96.
(3) Information shown is for the period 9-23-96 (when Class C shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September
     30. International Stock Series has a fiscal year of October 31.
(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.
(5)  Figures are actual and are not rounded to the nearest thousand.
(6)  Annualized

INTERNATIONAL STOCK SERIES: CLASS Z SHARES
The financial highlights for the two years ended October 31, 1998 were audited by, and the financial highlights for the month period ended October 31, 1996 and for the three years ended September 30, 1996, were audited by other independent auditors, whose reports were unqualified.


Class Z Shares  (fiscal years ended 10-31-98)



Per Share Operating Performance          1998      1997 (2)     1996 (3)    1996 (4)   1995 (2)  1994


Net asset value, beginning of period     $____     $16.59      $16.48    $15.25    $14.84    $12.35
Income from investment operations:
Net investment income (loss)              ____      .31       (.01)       .22       .18(1)    .13(1)
Net realized and unrealized gain (loss)   ____      1.82       .12        1.20      .66       2.54
on investment transactions.
Total from investment operations          ____      2.13       .11        1.42      .84       2.67
--------------------------------------------------------------------------------

Less distributions:
Dividends from net investment income        --      (.24)       --        (.19)     (.10)     (.03)
Distributions paid to shareholders from     --      (.20)       --                  (.33)     (.15)
     net realized gains on investment and
     foreign currency transactions
Total distributions                      (____)     (44)       ____       (.19)     (.43)     (.18)

Net asset value, end of period           $____     $18.28     $16.59     $16.48    $15.25    $14.84
Total return(5)                           ____%     13.13%     .67%       9.44%     5.95%     21.71%


RATIOS/SUPPLEMENTAL DATA                   1998     1997          1996         1996       1995 (2)       1994
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)          $___      $237,976     $190,428     $188,386     $136,685     $102,824
Average net assets (000)                 $___      $219,419     $191,428     $161,356     $118,9       $ 68,476
Ratios to average net assets:
Expenses, including distribution fees     ___%        1.50%        1.80% (6)    1.61% (1)    1.60% (1)    1.60% (1)
Expenses, excluding distribution fees     ___%        1.50%        1.80% (6)    1.61% (1)    1.60% (1)    1.60% (1)
Net investment income (loss)              ___%        1.65%       (.78)% (6)    1.58% (1)    1.58% (1)    1.08% (1)
Portfolio turnover                        ___%           9%           4%          15%          20%          21%

-----------------------------------------------------------------------------------------------------------------

(1)  Net of expense/recovery.
(2) Fiscal year ended 10-31. Calculated based on weighted average shares outstanding during the year.
(3)  Information shown is for period 10-1-96 through 10-31-96.
(4) Fiscal year ended 9-30. On September 20, 1996, the manager changed from Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund Management LLC, each company being an indirect wholly-owned subsidiary of The prudential Insurance Company of America. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.
(5) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable
(6)  Annualized

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your broker or Prudential professional or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

 The Prudential Mutual Fund Family

 STOCK FUNDS
 PRUDENTIAL BALANCED FUND
 PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
 PRUDENTIAL EMERGING GROWTH FUND, INC.
 PRUDENTIAL EQUITY FUND, INC.
 PRUDENTIAL EQUITY INCOME FUND
 PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund
   Prudential Jennison Growth Fund
   Prudential Jennison Growth  & Income Fund
 PRUDENTIAL MID-CAP VALUE FUND
 PRUDENTIAL REAL ESTATE SECURITIES FUND
 PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
 PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
 PRUDENTIAL 20/20 FOCUS FUND
 PRUDENTIAL UTILITY FUND, INC.
 NICHOLAS-APPLEGATE FUND, INC.
        Nicholas-Applegate Growth Equity Fund

 GLOBAL FUNDS
 PRUDENTIAL DEVELOPING MARKETS FUND
        Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
 PRUDENTIAL EUROPE GROWTH FUND, INC.
 PRUDENTIAL GLOBAL GENESIS FUND, INC.
 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
        Limited Maturity Portfolio
 PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
 PRUDENTIAL INTERNATIONAL BOND FUND, INC.
 PRUDENTIAL NATURAL RESOURCES FUND, INC.
 PRUDENTIAL PACIFIC GROWTH FUND, INC.
 PRUDENTIAL WORLD FUND, INC.
        Global Series
        International Stock Series
 THE GLOBAL TOTAL RETURN FUND, INC.
 GLOBAL UTILITY FUND, INC.

 BOND FUNDS

 Taxable Bond Funds
 PRUDENTIAL DIVERSIFIED BOND FUND, INC.
 PRUDENTIAL GOVERNMENT INCOME FUND, INC.
 PRUDENTIAL GOVERNMENT SECURITIES TRUST
        Short-Intermediate Term Series
 PRUDENTIAL HIGH YIELD FUND, INC.
 PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
 PRUDENTIAL STRUCTURED MATURITY FUND, INC.
        Income Portfolio

 Tax-Exempt Bond Funds
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
        California Series
        California Income Series
 PRUDENTIAL MUNICIPAL BOND FUND
        High Income Series
   Insured Series
 PRUDENTIAL MUNICIPAL SERIES FUND
        Florida Series
        Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

 MONEY MARKET FUNDS

 Taxable Money Market Funds
 CASH ACCUMULATION TRUST
        Liquid Assets Fund
        National Money Market Fund
 PRUDENTIAL GOVERNMENT SECURITIES TRUST
        Money Market Series
        U.S. Treasury Money Market Series

 PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
        Money Market Series
 PRUDENTIAL MONEYMART ASSETS, INC.

 Tax-Free Money Market Funds
 PRUDENTIAL TAX-FREE MONEY FUND, INC.
 PRUDENTIAL CALIFORNIA MUNICIPAL FUND
        California Money Market Series
 PRUDENTIAL MUNICIPAL SERIES FUND
        Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

 Command Funds
 COMMAND MONEY FUND
 COMMAND GOVERNMENT FUND
 COMMAND TAX-FREE FUND

 Institutional Money Market Funds
 PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
        Institutional Money Market Series

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference.
For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ  08906-5005
(800) 225-1852
(732) 417-7555
   (if calling from outside the U.S.)

---------------------------------------------

Brokers should contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ  08906-5035
(800) 225-1852

----------------------------------------------

Visit Prudential's web site at
HTTP://WWW.PRUDENTIAL.COM


----------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into this
   prospectus)

ANNUAL REPORT
   (contains a discussion of the
   market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL:
SECURITIES AND EXCHANGE COMMISSION
PUBLIC REFERENCE SECTION
WASHINGTON, DC  20549-6009
(The SEC charges a fee to copy
documents.)


IN PERSON:

PUBLIC REFERENCE ROOM
IN WASHINGTON, DC
(For hours of operation, call 1(800) SEC-0330.)


VIA THE INTERNET:
HTTP://WWW.SEC.GOV


----------------------------------------------

CUSIP Numbers:
Global Series
Class A Shares--743969-10-7
Class B Shares--743969-20-6
Class C Shares--743969-30-5
Class Z Shares--743969-40-4
International Series
Class A Shares--743969-50-3
Class B Shares--743969-60-2
Class C Shares--743969-70-1
Class Z Shares--743969-80-0
Investment Company Act File No:
811-3981



MF115A

                           PRUDENTIAL WORLD FUND, INC.

                                  Global Series

                           International Stock Series

                       Statement of Additional Information


                                December __, 1998


     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of two series.


     Global Series' investment objective is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."

     International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Stock Series' investment objective will be achieved. "Description of the Series, their Investments and Risks."


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December __, 1998, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                                Cross-reference
                                                                                  to page in
                                                                  Page            Prospectus
                                                                  ----            ----------


Fund History ...............................................       B-2
Description of the Series, their Investments and Risks .....       B-2
Investment Restrictions ....................................       B-16
Management of the Fund .....................................       B-19
Control Persons and Principal Holders of Securities ........       B-22
Investment Advisory and Other Services .....................       B-23
Brokerage Allocation and Other Practices ...................       B-27
Capital Stock and Organization .............................       B-29
Purchase, Redemption and Pricing of Fund Shares.............       B 30
Shareholder Investment Account .............................       B-38
Net Asset Value ............................................       B-42
Taxes, Dividends and Distributions .........................       B-43
Performance Information ....................................       B-45
Financial Statements .......................................       B-                 --
Report of Independent Accountants                                                     --
Appendix I--Description of Security Ratings ................       I-1                --
Appendix II--General Investment Information ................       II-1               --
Appendix III--Historical Performance Data ..................       III-1              --
Appendix IV--Information Relating to Prudential ............       IV-1               --

================================================================================

                                  FUND HISTORY

     The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

(a) Classification. The Fund is a diversified open-end management investment company.

(b)  INVESTMENT STRATEGIES AND RISKS

     Global Series: The investment objective of the Global Series is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Series' annual portfolio turnover rate will not normally exceed 100%, though Global Series is not restricted from investing in short-term obligations. There can be no assurance that Global Series' investment objective will be achieved. For a further description of the Global Series' investment objective and policies, see "How the Fund Invests--Global Series: Investment Objective and Policies" in the Prospectus.

     International Stock Series: The investment objective of International Stock Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Stock Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Stock Series and International Stock Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Stock Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Stock Series' investment objective will be achieved. For a further description of International Stock Series' investment objective and policies, see "How the Fund Invests--International Stock Series:
Investment Objective and Policies" in the Prospectus.

Equity-Related Securities

     Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

     With respect to equity-related securities, each Series may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Series will invest in obligations issued by an instrumentality of the U.S. Government only if the relevant Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the relevant Series. For further information, see "Mortgage-Related Securities" below.


Repurchase Agreements

     Each Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.

     Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors ("Qualified Institutions"). The relevant Subadviser will monitor the continued creditworthness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investment of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.


Fixed Income Securities

     In general, the ratings of Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P Ratings"), Duff and Phelps, Inc. ("Duff & Phelps") and other nationally recognized statistical rating organizations ("NRSROs") represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. International Stock Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Stock Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Stock Series to purchase and may also have the effect of limiting the ability of International Stock Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Stock Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by International Stock Series may decline proportionately more than if the Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Stock Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Stock Series and increasing the exposure of International Stock Series to the risks of lower-rated securities.

When-Issued and Delayed Delivery Securities


     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.


     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

     International Stock Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Stock Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the International Stock Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the International Stock Series of portfolio securities to a financial institution concurrently with agreement by the International Stock Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Stock series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Stock Series with the proceeds of the initial sale may decline below the price of the securities the

International Stock Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Stock Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Stock Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The International Stock Series expects that under normal conditions most of the borrowings of the International Stock Series will consist of such investment techniques rather than bank borrowings.


Mortgage-Related Securities

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only ("IOs") and principal only ("POs") securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Series, and 15% in the case of International Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, a Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

Collateralized Mortgage Obligations

     Each Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

Securities Lending


     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets.


Segregated Accounts

     When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

Borrowing


     Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. International Stock Series does not intend to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.

Securities of Foreign Issuers

     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

Liquidity Puts

     International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with International Stock Series' investment objective, International Stock Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of International Stock Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for the International Stock Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, International Stock Series' Subadviser considers, among other things, the amount of cash available to International Stock Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in International Stock Series.

     These instruments are not deemed to be "put options" for purposes of International Stock Series' investment restrictions.


Illiquid Securities

     Global Series and International Stock Series may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadvisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

HEDGING AND RETURN ENHANCEMENT STRATEGIES


Options on Securities and Securities Indices


     Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

     Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.


     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter ("OTC") option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Series will not write put options on indices.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Series writes a call option on a broadly-based stock market index, the Global Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Series has written an option on an industry or market segment index,it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Series writes a call on an index which is in-the-money at the time the call is written, the Global Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Series has not written a stock call option and which has not been hedged by the Global Series by the sale of stock index futures. However, if the Global Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


     Options Transactions. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.


     Risks of Transactions in Stock Options. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Risks of Options on Indices. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

     Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer such as the Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Series will write call options on indices only under the circumstances described under "Options on Securities and Securities Indices."

     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     Special Risks of Purchasing Puts and Calls on Indices. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Series will not write put options on indices.

     Special Risks of Purchasing OTC Options. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect a closing purchase transaction in a covered OTC call option that such Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.


     Stock Index Futures. Global Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     The successful use of stock index futures contracts and options on indices by Global Series depends upon its ability to predict the direction of the market underyling the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Series might create a loss on the futures contract. In addition, the ability of Global Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.


     Global Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Series' portfolio or which it intends to purchase. Global Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Series. The Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Series' net assets. Global Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Series' total assets.

Foreign Currency Forward Contracts, Options and Futures Transactions


     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.


     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractural obligation to deliver the specified amount of foreign currency at a specified price in a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required in such Series' providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."


     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

Foreign Currency Strategies--Special Considerations

     A Series may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Covered Forward Currency Contracts, Futures Contracts and Options

     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

Limitations on Purchase and Sale of Options on Foreign Currencies and Futures Contracts on Foreign Currencies

     Global Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Series' total net assets.

Risks of Transactions in Options on Foreign Currencies

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Foreign Currencies


     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.


Risks of Transactions in Futures Contracts


     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.


     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Series could not close a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Other Investment Techniques


     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.


                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the indicated Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Series may not be changed without the vote of a majority of the outstanding voting securities of such Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from a Series.

     Global Series may not:

     1. Purchase securities on margin (but Global Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by Global Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that Global Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Global Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result:(i) with respect to 75% of Global Series' total assets, more than 5% of Global Series' total assets (taken at current value) would then be invested in securities of a single issuer, or
(ii) more than 25% of Global Series' total assets (taken at current value) would be invested in a single industry.

     5. Purchase any security if as a result the Global Series would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of Global Series' total assets).

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

     International Stock Series may not:

     1. Purchase any security if, as a result, with respect to 75% of International Stock Series' total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by International Stock Series.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although International Stock Series may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that International Stock Series may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that International Stock Series may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that International Stock Series may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which International Stock Series may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by International Stock Series of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed to be an underwriter under certain federal securities laws. International Stock Series has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE FUND

(a) Directors

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

(b) Management Information--Directors and Officers


                              Position with           Principal Occupation
Name, Address and Age(1)          Fund               During Past Five Years
------------------------          ----               ----------------------
Edward D. Beach (73)            Director       President and Director of BMC
                                                Fund, Inc., a closed-end
                                                investment company; previously
                                                Vice Chairman of Broyhill
                                                Furniture Industries, Inc.;
                                                Certified Public Accountant;
                                                Secretary and Treasurer of
                                                Broyhill Family Foundation,
                                                Inc.; Member of the Board of
                                                Trustees of Mars Hill College;
                                                and Director of The High Yield
                                                Income Fund, Inc.

Stephen C. Eyre (75)            Director       Executive Director (May 1985
                                                through December 1997) of The
                                                John A. Hartford Foundation,
                                                Inc. (charitable foundation);
                                                Director of Faircom, Inc.; and
                                                Trustee Emeritus of Pace
                                                University.

Delayne Dedrick Gold (59)       Director       Marketing and Management
                                                Consultant; Director of The High
                                                Yield Income Fund, Inc.

* Robert F. Gunia (51)          Vice President Vice President, Prudential
                                and Director    Investments since September
                                                1997; Executive Vice President
                                                and Treasurer (since December
                                                1996), Prudential Investments
                                                Fund Management LLC (PIFM);
                                                Senior Vice President (since
                                                March 1987) of Prudential
                                                Securities Incorporated
                                                (Prudential Securities);
                                                formerly Chief Administrative
                                                Officer (July 1990-September
                                                1996), Director (January
                                                1989-September 1996) and
                                                Executive Vice President,
                                                Treasurer and Chief Financial
                                                Officer (June 1987-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc. (PMF), Vice
                                                President and Director (since
                                                May 1989) of The Asia Pacific
                                                Fund, Inc.; Director of The High
                                                Yield Income Fund, Inc.

Don G. Hoff (62)                Director       Chairman and Chief Executive
                                                Officer (since 1980) of
                                                Intertec, Inc. (investments);
                                                Chairman and Chief Executive
                                                Officer of The Lamour
                                                Corporation, Inc.; Director of
                                                Innovative Capital Management,
                                                Inc. and The Greater China Fund,
                                                Inc.; and Chairman and Director
                                                of The Asia Pacific Fund, Inc.

Robert E. LaBlanc (63)          Director       President (since 1981) of Robert
                                                E. LaBlanc Associates, Inc.
                                                (telecommunications); formerly
                                                General Partner at Salomon
                                                Brothers and Vice-Chairman of
                                                Continental Telecom; Director of
                                                Storage Technology Corporation,
                                                Titan Corporation, Salient 3
                                                Communications, Inc. and Tribune
                                                Company; and Trustee of
                                                Manhattan College.

                              Position with           Principal Occupation
Name, Address and Age(1)          Fund               During Past Five Years
------------------------          ----               ----------------------

* Mendel A. Melzer (37)         Director       Chief Investment Officer (since
                                                October 1996) of Prudential
                                                Mutual Funds; formerly Chief
                                                Financial Officer (November
                                                1995-October 1996) of Prudential
                                                Investments; Senior Vice
                                                President and Chief Financial
                                                Officer (April 1993-November
                                                1995) of Prudential Preferred
                                                Financial Services; Managing
                                                Director (April 1991-April 1993)
                                                of Prudential Investment
                                                Advisors and Senior Vice
                                                President (July 1989-April 1991)
                                                of Prudential Capital
                                                Corporation; Chairman and
                                                Director of Prudential Series
                                                Fund, Inc.; and Director of The
                                                High Yield Income Fund, Inc.


* Richard A. Redeker (55)       President and  Employee of Prudential
                                Director        Investments, formerly President,
                                                Chief Executive Officer and
                                                Director (October 1993-September
                                                1996) Prudential Mutual Fund
                                                Management, Inc., Executive Vice
                                                President, Director and Member
                                                of the Operating Committee
                                                (October 1993-September 1996);
                                                Prudential Securities, Director
                                                (October 1993-September 1996) of
                                                Prudential Securities Group,
                                                Inc.; Executive Vice President
                                                (January 1994-September 1996),
                                                The Prudential Investment
                                                Corporation, Director (January
                                                1994-September 1996) Prudential
                                                Mutual Fund Distributors, Inc.
                                                and Prudential Mutual Fund
                                                Services, Inc. and Senior
                                                Executive Vice President and
                                                Director (September
                                                1978-September 1993) of Kemper
                                                Financial Services, Inc.;
                                                President and Director of The
                                                High Yield Income Fund, Inc.


Robin B. Smith (58)             Director       Chairman (since August 1996) and
                                                Chief Executive Officer (since
                                                January 1988), formerly
                                                President (September 1981-August
                                                1996) and Chief Operating
                                                Officer (September 1981-December
                                                1988) of Publishers Clearing
                                                House; Director of BellSouth
                                                Corporation, Texaco Inc.,
                                                Springs Industries Inc. and
                                                Kmart Corporation.

Stephen Stoneburn (54)          Director       President and Chief Executive
                                                Officer (since June 1996) of
                                                Quadrant Media Corp. (a
                                                publishing company); formerly,
                                                President (June 1995-June 1996)
                                                of Argus Integrated Media, Inc.;
                                                formerly Senior Vice President
                                                and Managing Director, (January
                                                1993-1995) Cowles Business
                                                Media; and Senior Vice President
                                                (January 1991-1992) of Gralla
                                                Publications (a division of
                                                United Newspapers, U.K.); and
                                                Senior Vice President of
                                                Fairchild Publications, Inc.


Nancy H. Teeters (67)           Director       Economist; formerly Vice
                                                President and Chief Economist
                                                (March 1986- June 1990) of
                                                International Business Machines
                                                Corporation; Director (since
                                                July 1991) of Inland Steel
                                                Corporation; Director of The
                                                High Yield Income Fund, Inc.

                              Position with           Principal Occupation
Name, Address and Age(1)          Fund               During Past Five Years
------------------------          ----               ----------------------
S. Jane Rose (52)               Secretary      Senior Vice President (since
                                                December 1996), PIFM; Senior
                                                Vice President and Senior
                                                Counsel (since July 1992)
                                                Prudential Securities; formerly
                                                Senior Vice President (January
                                                1991-September 1996) and Senior
                                                Counsel (June 1987-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc.

Grace C. Torres (39)            Treasurer      First Vice President (since
                                and Principal   December 1996) of PIFM; First
                                Financial and   Vice President (since March
                                Accounting      1994) of Prudential Securities;
                                Officer         formerly First Vice President
                                                (March 1994-September 1996),
                                                Prudential Mutual Fund
                                                Management, Inc. and Vice
                                                President (July 1989-March 1994)
                                                of Bankers Trust Corporation.

Robert C. Rosselot (38)         Assistant      Assistant General Counsel (since
                                Secretary       September 1997) of PIFM.
                                                Formerly, partner with the firm
                                                of Howard & Howard, Bloomfield
                                                Hills, Michigan (since December
                                                1995) and, prior thereto,
                                                Corporate Counsel, Federated
                                                Investors (1990-1995).


Stephen M. Ungerman (44)        Assistant      Vice President and Tax Director
                                Treasurer       (since March 1996) Prudential
                                                Investments; formerly First Vice
                                                President, Prudential Mutual
                                                Fund Management, Inc. (February
                                                1993-September 1996)

----------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $7,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1997. Below are listed the Directors who have served the Fund during its most recent fiscal year.



                                                               Compensation Table


                                                                                                                       Total 1997
                                                                                Pension or                            Compensation
                                                                                Retirement                              From Fund
                                                              Aggregate       Benefits Accrued   Estimated Annual        and Fund
                                                            Compensation      As Part of Fund     Benefits Upon       Complex Paid
                 Name and Position                            From Fund           Expenses         Retirement        to Directors(2)
                 -----------------                            ---------           --------         ----------        ---------------
Edward D. Beach--Director ...............................     $                     None                N/A             $    *
Stephen C. Eyre--Director ...............................                           None                N/A                  *
Delayne D. Gold--Director ...............................                           None                N/A                  *
Robert F. Gunia (1)--Director ...........................         --                None                N/A                --
Don G. Hoff--Director ...................................                           None                N/A                  *
Robert F. LaBlanc--Director .............................                           None                N/A                  *
Mendel A. Melzer (1)--Director ..........................         --                None                N/A                --
Richard A. Redeker (1)--Director ........................         --                None                N/A                --
Robin B. Smith--Director ................................                           None                N/A                  *
Stephen Stoneburn--Director .............................                           None                N/A                  *
Nancy H. Teeters--Director ..............................                           None                N/A                  *


----------
Effective January 1997, the annual compensation paid to Directors was reduced to $7,000 in addition to certain out-of-pocket expenses.

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).


(2) Total compensation from all the Funds in the Fund Complex for the Calendar ended December 31, 1997, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $ for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.

     As of December ____, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of December ____, 1998, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of Global Series and the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of International Stock Series were: [Prudential Employee Savings Plan, Att. Cara India, 71 Hanover Road, Florham Park, New Jersey held ____ Class Z shares (or approximately ____% of the outstanding Class Z shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, Att. John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania held ____ Class Z shares (or approximately ____% of the outstanding Class Z shares)].



     As of December ____, 1998, with respect to the Global Series, Prudential Securities was the record holder for other beneficial owners of ____ Class A shares (or approximately ____% of the outstanding Class A shares), ____ Class B shares (or approximately ____% of the outstanding Class B shares), ____ Class C shares (or approximately ____% of the outstanding Class C shares) and ____ Class Z shares (or approximately ____% of the outstanding Class Z shares) of the Series. As of December ____, 1998, with respect to International Stock Series, Prudential Securities was the record holder for other beneficial owners of ____ Class A shares (or approximately ____% of the outstanding Class A shares), ____ Class B shares (or approximately ____% of the outstanding Class B shares), ____ Class C shares (or approximately ____% of the outstanding Class C shares) and ____ Class Z shares (or approximately ____% of the outstanding Class Z) shares of the Series.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a)  Investment Advisors

     The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of November 30, 1998 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $________ billion and, according to the Investment Company Institute, as of ________, 1998, the Prudential Mutual Funds were the ________th largest family of mutual funds in the United States.


     PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customerservice, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Series average daily net assets and 1% of International Stock Series' average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;

          (b) all expenses incurred, by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;

          (c) with respect to the Global Series, the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or Subadviser) pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

          (d) with respect to International Stock Series, the fees payable to Mercator Asset Management, L.P. (Mercator) pursuant to the subadvisory agreement between PIFM and Mercator; and

          (e) with respect to International Stock Series, the costs and expenses payable to PI pursuant to a subadvisory agreement between PIFM and PI.

     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or such Series' investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares,
(d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies,
(g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.


     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 1998, 1997 and 1996, PIFM received management fees of $________, $5,036,520, and $4,118,594, respectively, from Global Series. For the fiscal years ended October 31, 1998, and 1997, and for the period from October 1, 1996 through October 31, 1996, PIFM received management fees of $________, $2,932,554 and $162,415, respectively, from the newer International Stock Series.


     With respect to Global Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PI (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Series. In connection therewith, PI is obligated to keep certain books and records of the Global Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Global Series by a unit at PI, known as Prudential Mutual Fund Investment Management.


     With respect to International Stock Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Mercator. The Subadvisory Agreement with Mercator provides that PIFM will compensate Mercator for its services at an annual rate of .75% of International Stock Series' average daily net assets up to and including $50 million, .60% of International Stock Series' average daily net assets in excess of $50 million up to and including $300 million and .45% of International Stock Series' average daily net assets in excess of $300 million. For the fiscal years ended October 31, 1998, and 1997, and for the period from October 1, 1996 through October 31, 1996, Mercator received fees of $________, $1,834,533 and $103,819, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. ("Mercator, Inc."). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1998, Mercator had approximately $________ billion in assets under management. The Subadvisory Agreement provides that Mercator will furnish investment advisory services in connection with the management of the International Stock Series. In connection therewith, Mercator is obligated to keep certain books and records of the International Stock
Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Mercator's performance of such services.


     Portfolio manager Peter Spano and the Mercator Asset Management team are equity specialists with approximately 100 years of combined international investing experience. They primarily use a value investing style in managing the International Stock Series. Using a value investing style, International Stock Series' managers search outside the U.S. for long-term growth from stocks deemed to be underpriced. Mercator's team accesses a substantial network of top equity analysts around the world who are experts in their local markets. The team screens more than 5,500 stocks outside the U.S., selecting approximately 50 significantly undervalued stocks with strong prospects for earnings growth.

     With respect to International Stock Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Stock Series, Mercator or PI and (ii) with respect to Global Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b)  Principal Underwriter, Distributor and Rule 12b-1 Plans

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Series' distributor.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.


     Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Stock Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


Global Series


     Class A Plan. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $________ and PIMS received payments of $________ under the Class A Plan. These amounts were expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS also received approximately $________ and $________ in initial sales charges, respectively.

     Class B Plan. For the fiscal year ended October 31, 1998, Prudential Securities received $________ and PIMS received payments of $______ from the Series under the Class B Plan and spent approximately $________and $________, respectively, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $________(____%) and $________ (____%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $________(____%) and $________ (____%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $________ (____%) and $________ (____%), respectively, on the aggregate of
(i) payments of commissions and account servicing fees to its financial advisers $_________ (____%) and $________ (____%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $________ (____%) and $________ (____%), respectively. The term "overhead and other branch office distribution related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS received approximately $________ and $________, respectively, in contingent deferred sales charges.

     Class C Plan. For the fiscal year ended October 31, 1998, Prudential Securities received $________ and PIMS received payments of $________ from the Series under the Class C Plan and spent approximately $________ and $________ (____%), respectively, in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $________ (____%) and $________(____%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $________ (____%) and $________ (____%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $________ (____%) and $________ (____%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $________ (____%) and $________ (____%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $________ (____%) and $________ (____%), respectively.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS received contingent deferred sales charges of approximately $________ and $________, respectively.


International Stock Series


     Class A Plan. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $________ and PIMS received payments of $________under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS also received approximately $________ and $________, respectively, in initial sales charges.

     Class B Plan. For the fiscal year ended October 31, 1998, Prudential Securities received $_________ and PIMS received payments $________ from the Series under the Class B Plan and spent approximately $________ and $________ , respectively, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $________ (____%) and $________(____%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $________ (____%) and $________(____%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $________(____%) and $________(____%), respectively, on the aggregate of (i)
payments of commissions and account servicing fees to its financial advisers $________ (____%) and $________ (____%), respectively, and (ii) an allocation on account of overhead and other branch office distribution-related expenses $________(____%) and $________ (____%), respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, Prudential Securities received approximately $________ in contingent deferred sales charges and PIMS received approximately $________ in contingent deferred sales charges.

     Class C Plan. For the fiscal year ended October 31, 1998, Prudential Securities received payments of $________ and PIMS received payments of $________ from the Series under the Class C Plan and spent approximately $________ and $________ , respectively, in distributing the Class C shares of the Series. It is estimated that of the latter amount approximately $________ (___%) and $________ (___%), respectively, was spent on printing and mailing of prospectuses to other than current shareholders; $________ (___ %) and $________ (___%), respectively, on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $________ (___%) and $________ (___%), respectively, on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $________ (___%) and $________ (___%), respectively, and (ii) an allocation on account of overhead and other branch office distribution expenses $________ (___%) and $________ , respectively.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, Prudential Securities received contingent deferred sales charges of approximately $________ and PIMS received contingent deferred sales charges of approximately $________.

     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(c) Other Service Providers

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1998, the Fund incurred fees of approximately $________ for the services of PMFS.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.


     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions,fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     The table presented below shows certain information regarding the payment of commissions by Global Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1998.



                                                                               Fiscal Years ended October 31,
                                                                               ------------------------------
                                                                             1998        1997             1996
                                                                             ----        ----             ----
Total brokerage commissions paid by the Fund ..........................    $        $  2,048,227     $  1,544,620
Total brokerage commissions paid to Prudential Securities .............    $        $      7,900     $     40,100
Percentage of total brokerage commissions paid to
Prudential Securities .................................................        %              .4%             2.6%
Percentage of total dollar amount of transactions involving
 commissions  that were effected through Prudential Securities ........        %              .3%             2.0%



     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1998.


     The table presented below shows certain information regarding the payment of commissions by International Stock Series, including the amount of such commissions paid to Prudential Securities, for the following periods:


                                                              Fiscal Years Ended
                                                                  October 31,           October 1, 1996
                                                               -----------------            Through
                                                                1998      1997          October 31, 1996
                                                                ----      ----          ----------------
Total brokerage commissions paid by the Fund ..............    $        $583,271           $ 45,000
Total brokerage commissions paid to Prudential Securities .    $        $      0           $      0
Percentage of total brokerage commissions paid to
Prudential Securities .....................................        %           0%                 0%
Percentage of total dollar amount of transactions
involving commissions that were effected
 through Prudential Securities ............................        %           0%                 0%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1998.

                         CAPITAL STOCK AND ORGANIZATION

     The Fund is authorized to issue 1 billion shares of common stock, $.01 per share which are currently divided into two portfolios or series, Global Series and International Stock Series, each of which consists of 500 million authorized shares. The shares of each Series are divided into four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

     The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the
Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

     The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

     Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

     Purchase by Wire. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Series or International Stock Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Series or International Stock Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


Issuance of Fund Shares for Securities


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the series' investment adviser.

Specimen Price Make-up


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1998, the maximum offering price of the Series' shares is as follows:



                                                                                                   International
                                                                                   Global Series   Stock Series
                                                                                   -------------   ------------
            Class A

            Net asset value and redemption price per Class A share ..........           $             $
            Maximum sales charge (5% of offering price) ....................
            Offering price to public ........................................           $             $

            Class B

            Net asset value, offering price and redemption
              price per Class B share* .......................................          $             $

            Class C

            Net asset value and redemption price per Class C share* ..........          $             $
            Maximum sales charge 1% of offering price)
            Offering price to public .........................................          $             $

            Class Z

            Net asset value, offering price and redemption
               price per Class Z share .......................................          $             $

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

Selecting a Purchase Alternative

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:

     If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sale Charges--Class A Shares

     Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of Dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


     An eligible group of related Series investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


     Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.


     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between thesales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.


Class B and Class C Shares

     The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

Class Z Shares

     Class Z shares of each Series may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

Sale of Shares

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the

Transfer Agent. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your Dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your Dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your Dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Series Values their Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

     Involuntary Redemption. In order to reduce expenses of each Series, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent either directly or through The Distributor of your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charges

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                     Contingent Deferred Sales
                                                      Charge as a Percentage
            Year Since Purchase                       of Dollars Invested or
               Payment Made                             Redemption Proceeds
               ------------                             -------------------

            First ......................................       5.0%
            Second .....................................       4.0%
            Third ......................................       3.0%
            Fourth .....................................       2.0%
            Fifth ......................................       1.0%
            Sixth ......................................       1.0%
            Seventh ....................................       None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of the Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy (with right of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59-1/2; or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59-1/2 and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     In connection with waivers of the CDSC, the Transfer Agent will require you to submit the supporting documentation set forth below.


Category of Waiver                              Required Documentation
------------------                              ----------------------
Death                                           A  copy  of  the   shareholder's   death
                                                certificate  or, in the case of a trust,
                                                a   copy   of   the   grantor's    death
                                                certificate,  plus a copy  of the  trust
                                                agreement identifying the grantor.

Disability--An    individual   will   be        A   copy   of   the   Social    Security
considered  disabled  if  he or  she  is        Administration  award letter or a letter
unable  to  engage  in  any  substantial        from  a  physician  on  the  physician's
gainful   activity   by  reason  of  any        letterhead  stating that the shareholder
medically   determinable   physical   or        (or,  in  the  case  of  a  trust,   the
mental  impairment which can be expected        grantor) is  permanently  disabled.  The
to   result   in   death  or  to  be  of        letter  must also  indicate  the date of
long-continued and indefinite duration.         disability.

Distribution   from  an  IRA  or                A copy of the distribution form from the
403(b) Custodial Account                        custodial  firm  indicating (i) the date
                                                of birth of the shareholder and (ii) that
                                                the  shareholder  is over age 59-1/2 and
                                                is taking a normal  distribution--signed
                                                by the shareholder.

 Distribution   from  Retirement  Plan          A    letter    signed    by   the   plan
                                                administrator/trustee   indicating   the
                                                reason for the distribution.

Excess Contributions                            A letter  from the  shareholder  (for an
                                                IRA) or the  plan  administrator/trustee
                                                on  company  letterhead  indicating  the
                                                amount of the excess and  whether or not
                                                taxes have been paid.


     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

     The CDSC is reduced on redemptions of Class B shares of Global Series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                      Contingent Deferred Sales Charge
                                     as a Percentage of Dollars Invested
                                           or Redemption Proceeds
         Year Since Purchase      ------------------------------------------
            Payment Made          $500,001 to $1 million     Over $1 million
            ------------          ----------------------     ---------------
          First ...............           3.0%                     2.0%
          Second ..............           2.0%                     1.0%
          Third ...............           1.0%                       0%
          Fourth and thereafter             0%                       0%

     You must notify the Series' Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


Waiver of Contingent Deferred Sales Charges--Class C Shares

     PruArray or SmartPath Plan. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath programs.

Conversion Feature--Class B Shares

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

     Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor


CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


     The  following  money  market  funds  participate  in the Class A  Exchange
Privilege:

            Prudential California Municipal Fund
              (California Money Market Series)

            Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
              (Connecticut Money Market Series)
              (Massachusetts Money Market Series)
              (New Jersey Money Market Series)
              (New York Money Market Series)

            Prudential Money Mart Assets (Class A Shares)

            Prudential Tax-Free Money Fund


CLASS B and CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will beincluded in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Special  Exchange  Privileges.  A special  exchange  privilege is available  for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

                 Period of
                 Monthly investments:               $100,000      $150,000       $200,000       $250,000
                 --------------------               --------      --------       --------       --------
                 25 Years ......................      $  110        $  165         $  220        $  275
                 20 Years ......................         176           264            352           440
                 15 Years ......................         296           444            592           740
                 10 Years ......................         555           833          1,110         1,388
                 5 Years .......................       1,371         2,057          2,742         3,428

     See "Automatic Savings Accumulation Plan."

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                            Tax-Deferred Compounding(1)

          Contributions                  Personal
          Made Over:                      Savings                IRA
          -----------                    ---------             -------
          10 years                       $ 26,165             $ 31,291
          15 years                         44,676               58,649
          20 years                         68,109               98,846
          25 years                         97,780              157,909
          30 years                        135,346              244,692


----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


Mutual Fund Programs

     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial

Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.

     Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds(other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors; cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses or recognize gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be"marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations.

     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and

(iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S.
withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

     Distributions may be subject to additional state and local taxes.

     Pennsylvania Personal Property Tax. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Global Series will be subject to the Pennsylvania foreign franchise and corporate net income tax by reason of the Global Series' business activities in Pennsylvania. Accordingly, it is believed the Global Series' shares are exempt from Pennsylvania personal property taxes. The Global Series anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.


                             PERFORMANCE INFORMATION

     Average  Annual Total Return.  A Series may from time to time advertise its
average  annual  total  return.   Average  annual  total  return  is  determined
separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:
                                  P(1+T)n = ERV

      Where:   P = a hypothetical initial payment of $1,000.
               T = average annual total return.
               n = number of years.
               ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.

     Global Series: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1998 was ____%, ____% and ____%, respectively. The average annual total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1998 was ____%, ____% and ____%, respectively. The average annual total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1998 was____% and ____%, respectively. The average annual total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1998 was ____% and ____%, respectively.

     International Stock Series: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 1998 was ____%, ____% and ____%, respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 22, 1996) period ended October 31, 1998 was ____%, ____% and ____%, respectively. The average annual total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1998 was ____%, ____% and ____%, respectively.

     Yield. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                        YIELD = 2 [((a-b)/(cd) +1)^6-1]

Where:    a    = dividends and interest earned during the period.

          b    = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     Aggregate Total Return. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computed according to the following formula:

                                     ERV - P

                                        P

Where:             P  = a hypothetical initial payment of $1000.
                 ERV  = ending  redeemable  value  at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Global Series: The aggregate total return with respect to the Class A shares of Global Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 1998 was ____%, ____% and ____%, respectively. The aggregate total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1998 was ____%, ____% and ____%, respectively. The aggregate total return for Class C shares for the one year and since-inception (August 1, 1994) periods ended October 31, 1998 was % and %, respectively. The aggregate total return for Class Z shares of Global Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1998 was ____% and ____%, respectively.

     International Stock Series: The aggregate total return with respect to the Class A shares of International Stock Series for the one year and since-inception (September 23, 1996) periods ended October 31, 1998 was ____% and ____%, respectively. The aggregate total return with respect to the Class B shares of the International Stock Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1998 was ____% and ____%, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1998 was ____% and ____%, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1998 was ____%, ____% and ____%, respectively.

     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM (1/1926 - 9/1997)


Common Stocks             11.0%
Long-Term Govt. Bonds      5.1%
Inflation                  3.1%


----------
(1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS


Description of S&P Corporate Bond Ratings:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Duff & Phelps Bond Ratings:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

Description of S&P Commercial Paper Ratings:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Commercial Paper Ratings:


     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Description of Duff & Phelps Commercial Paper Rating:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA


     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------


                                 INSERT CHART A


--------------------------------------------------------------------------------

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                     III-1

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to December 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sector


                                [Insert Chart B]


(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.

                                [Insert Chart C]

Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/97. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends. As of 12/31/96.

                                [Insert Chart D]

Source: Lipper Analytical New Application (LANA). This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices.

                                 Insert Chart E

Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


                                     III-3

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1996)

                                (INSERT CHART F)

----------
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

               The Range of Annual Total Returns for Major Stock &
                       Bond Indices Over the Past 20 Years
                              (12/31/76-12/31/96)*

                                (PASTE-UP CHART)
----------
* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.


                                      III-4

                 APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

Information about Prudential


     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.


     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices in the United States.(2)


     Healthcare.   Over  two  decades  ago,  Prudential   introduced  the  first
federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.


     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $4 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds


     As of August 31, 1998, Prudential Investments Fund Management LLC isthe eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.



----------
(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. LLC as one of the subadviser to Prudential Investment Portfolio, Inc. and Mercator Asset Management, L.P. as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


(2)  As of December 31, 1996.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

     Equity Funds. Forbes magazines listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)


----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management LLC, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

Information about Prudential Securities


     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

     During 1997,  approximately  29,000 new customer  accounts were opened each
month  at  Prudential   Securities.(7)


     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect(SM) , a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.


     Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "Stable Outlook."


     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


----------

(7)  As of December 31, 1997.


(8) In 1995, Institutional Investor magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian institutions. This survey is conducted annually.

                                     PART C

                                OTHER INFORMATION


Item 23. Exhibits.

(a). (i)  Restated  Articles of  Incorporation.  Incorporated  by  reference  to
     Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (ii) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

     (iii)Amendment to Articles of  Incorporation.  Incorporated by reference to
     Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(b). Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on May 6, 1994.

(c). (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Speciman Certificate for shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iv) Speciman Certificate for shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d). (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registant. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (v) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(e) to Post Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

(e). (i) Distribution Agreement for Shares of the Registrant, incorporated by reference to Exhibit 6 to Post Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (ii)   Distribution   Agreement   between  the  Registrant  and  Prudential
     Investment Management Services LLC.*

     (iii) Form of Dealer Agreement.*

(g). (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

(h). Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(i). Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(m). (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Distribution and Service Plan for Class A shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (vi) Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (vii)Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (viii) Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant.*

     (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant.*

     (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant.*

     (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant.*

     (xiii) Amended and Restated Distribution and Serive Plan for Class B shares of International Stock Series of the Registrant.*

     (xiv)Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant.*

(n). Financial data schedules for the fiscal year ended October 31, 1997 filed for electronic purposes as Exhibit 27.*

(o). (i) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

     (ii) Amended Rule 18f-3 plan.*


Other Exhibits.

----------
*    Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant


         None.


Item 25. Indemnification

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit (a) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(ii) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Management Agreement (Exhibits (d)(i) and (iii) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits
(d)(ii), (iv) and (v) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Mercator Asset Management, L.P. (Mercator), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


Item 26. Business and other Connections of Investment Adviser


     (a) Prudential Investments Fund Management LLC (PIFM)


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.


     The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-3110, filed on March 30, 1994).

     The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name and Address             Position with PIFM            Principal Occupations
----------------             ------------------            ---------------------

Frank W. Giordano             Executive Vice               Senior Vice President, Prudential Securities
                              President, Secretary and     Incorporated; Executive Vice President, Secretary and
                              General Counsel              General Counsel, PIFM

Robert F. Gunia               Executive Vice President     Vice President, Prudential Investments; Executive Vice
                              and Treasurer                President and Treasurer, PIFM; Senior Vice President,
                                                           Prudential Securities

Neil A. McGinness             Executive Vice President     Executive Vice President and Director of Marketing,
                                                           Prudential Mutual Funds and Annuities (PMF&A); Executive
                                                               Vice President, PIFM

Brian Storms                  Officer-in-Charge,           President, PMF&A; Officer-in-Charge, President, Chief
                              President,   Chief           Executive Officer and Chief Operating Officer, PIFM
                              Executive Officer and
                              Chief Operating Officer

Robert J. Sullivan            Executive Vice President     Executive Vice President, PMF&A; Executive Vice
                                                           President, PIFM

(b)  The Prudential Investment Corporation (PIC)


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and "Investment Advisory and Other Services--Investment Advisers" in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101 4077.


Name and Address             Position with PIC             Principal Occupations
----------------             -----------------             ---------------------
E. Michael Caulfield          Chairman of the Board,       Chief Executive Officer of Prudential Investments of The
                              President and Chief          Prudential Insurance Company of America (Prudential)
                              Executive Officer and
                              Director

Jonathan M. Greene            Senior Vice President and    President-Investment Management of the Prudential
                              Director                     Investments of Prudential; Senior Vice President and
                                                           Director, PIC

John R. Strangfeld            Vice President and           President of Private Assets Management Group of
                              Director                     Prudential; Senior Vice President, Prudential; Vice
                                                           President and Director, PIC


Item 27. Principal Underwriters

     (a) Prudential Investment Management Services LLC is distributor for Cash Accumulation Trust Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Government Securities Trust, Prudential MoneyMart Assets, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., The Target Portfolio Trust, Prudential Balanced Fund, Prudential California Municipal Fund,
Prudential  Developing  Markets Fund,  Prudential  Diversified  Bond Fund, Inc.,
Prudential Distressed Securities Fund, Inc., Prudential Index Series Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential World Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc. Prudential International Bond Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mid-Cap Value Fund, Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal

Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential 20/20 Focus Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., and Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund).

     (b) Information concerning the directors and officers of Prudential Investment Management Services LLC is set forth below.



                              Positions and                                                   Positions and
                              Offices with                                                    Offices with
Name                          Underwriter                                                     Registrant
----                          -------------                                                   -------------
E. Michael Caulfield        President                                                           None
Mark R. Fetting             Executive Vice President                                            None
Jean D. Hamilton            Executive Vice President                                            None
Ronald P. Joelson           Executive Vice President                                            None
Brian M. Storms             Executive Vice President                                            None
John R. Stangfeld           Executive Vice President                                            None
Mario A. Mosse              Senior Vice President and Chief Operating Officer                   None
Scott S. Wallner            Vice President, Secretary and Chief Legal Officer                   None
Michael G. Williamson       Vice President, Comptroller and Chief Financial Officer             None
C. Edward Chaplin           Treasurer                                                           None


(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


Item 28. Location of Accounts and Records

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b) (4), (5), (6), (7), (9), (10) and (11) and 31a-1(d)
and (f) will be kept at Gateway Center Three, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Investment Advisers" and "Investment Advisory and Other Services--Principal Underwriters, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 2nd day of November, 1998.


                                              PRUDENTIAL  WORLD  FUND,  INC.

                                              /s/ Richard A. Redeker
                                              ----------------------------------
                                              (Richard A. Redeker, President)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                Title                                Date
       ---------                -----                                ----
/s/  Edward D. Beach            Director                       November 2, 1998
-----------------------------
     Edward D. Beach

/s/  Stephen C. Eyre            Director                       November 2, 1998
-----------------------------
     Stephen C. Eyre

/s/  Delayne D. Gold            Director                       November 2, 1998
-----------------------------
     Delayne D. Gold

/s/  Robert F. Gunia            Vice President                 November 2, 1998
-----------------------------   and Director
     Robert F. Gunia

/s/  Don G. Hoff                Director                       November 2, 1998
-----------------------------
     Don G. Hoff

/s/  Robert E. LaBlanc          Director                       November 2, 1998
-----------------------------
     Robert E. LaBlanc

/s/  Mendel A. Melzer           Director                       November 2, 1998
-----------------------------
     Mendel A. Melzer

s/   Richard A. Redeker         President and Director         November 2, 1998
-----------------------------
     Richard A. Redeker

s/   Robin B. Smith             Director                       November 2, 1998
-----------------------------
     Robin B. Smith

s/   Stephen Stoneburn          Director                       November 2, 1998
-----------------------------
     Stephen Stoneburn

/s/  Nancy H. Teeters           Director                       November 2, 1998
-----------------------------
     Nancy H. Teeters

s/   Grace C. Torres            Treasurer and Principal        November 2, 1998
-----------------------------   Financial and Accounting
     Grace C. Torres            Officer

                                  EXHIBIT INDEX

(a)  (i)  Restated  Articles of  Incorporation.  Incorporated  by  reference  to
     Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (ii) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

     (iii)Amendment to Articles of  Incorporation.  Incorporated by reference to
     Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on June 24, 1996.

(b) Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on May 6, 1994.

(c) (i) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Specimen Certificate for shares of Common Stock of the Registrant for Class B Shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Specimen Certificate for Shares of Common Stock of the Registrant for Class C Shares. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iv) Specimen Certificate for Shares of Common Stock of the Registrant for Class Z Shares. Incorporated by reference to Exhibit 4(d) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (v) Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4(e) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(d) (i) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. with respect to the Global Series of the Registrant, Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-A (file No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation with respect to the Global Series of the Registrant, Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (file No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (iv) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (v) Subadvisory Agreement between The Prudential Investment Corporation and Prudential Mutual Fund Management Inc. with respect to the International Stock Series of the Registrant, incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

(e) (i) Distribution Agreement for Shares of the Registrant, incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 22 on Form N-1A (File No. 2-89725) filed via EDGAR on January 14, 1997.

     (ii)   Distribution   Agreement   between  the  Registrant  and  Prudential
     Investment Management Services LLC.*

     (iii) Form of Dealer Agreement.*

(g) (i) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

(h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(i) Opinion of Sullivan & Cromwell. Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

(m) (i) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (ii) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant; dated July 1, 1993. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on January 7, 1998.

     (iii)Distribution and Service Plan for Class A shares of Global Series of the Registrant; Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (iv) Distribution and Service Plan for Class B shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (v) Distribution and Service Plan for Class C shares of Global Series of the Registrant; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (vi) Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (vii)Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (viii) Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (ix) Amended and Restated Distribution and Service Plan for Class A shares of Global Series of the Registrant.*

     (x) Amended and Restated Distribution and Service Plan for Class B shares of Global Series of the Registrant.*

     (xi) Amended and Restated Distribution and Service Plan for Class C shares of Global Series of the Registrant.*

     (xii) Amended and Restated Distribution and Service Plan for Class A shares of International Stock Series of the Registrant.*

     (xiii)  Amended and  Restated  Distribution  and  Service  Plan for Class B
     shares  of   International   Stock  Series of the Registrant.*

     (xiv) Amended and Restated Distribution and Service Plan for Class C shares of International Stock Series of the Registrant.*

(n) Financial data schedules for the fiscal year ended October 31, 1997 filed for electronic purposes as Exhibit 27.*

(o) (i) Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR on November 1, 1995.

     (ii) Amended Rule 18f-3 plan.*

----------
* Filed herewith.